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                       FINANCIAL CONSULTING AGREEMENT


     THIS AGREEMENT IS MADE AS OF THIS 10TH DAY OF NOVEMBER, 1998, BETWEEN INTERTREND MANAGEMENT, LTD., (HEREINAFTER REFERRED TO AS "IML") WITH OFFICES AT FREYBERGSTRAS. 6, 833346 BERGEN CHIEMGAU, GERMANY AND AXONYX INC., (HEREINAFTER REFERRED TO AS "AXONYX") WITH OFFICES AT 358 EAST 69TH STREET, NEW YORK, NEW YORK 10021.

     WHEREAS, IML IS A FINANCIAL CONSULTING COMPANY THAT SPECIALIZES IN PROVIDING A VARIETY OF PROFESSIONAL SERVICES TO PUBLIC AND PRIVATE COMPANIES. THESE SERVICES INCLUDE, BUT ARE NOT LIMITED TO: 1) DEVELOPMENT OF CAPITAL FORMATION PLANS; 2) PROCUREMENT OF PRIVATE INVESTMENT CAPITAL; 3) GENERAL INVESTMENT BANKING, 4) ARRANGING MERGERS AND ACQUISITIONS; 5) IDENTIFYING AND NEGOTIATING UNDERWRITING AGREEMENTS FOR PUBLIC AND PRIVATE COMPANIES; 6) CREATION OF BUSINESS DEVELOPMENT STRATEGIES; 7) BUSINESS AND SPECIAL PROJECT ADMINISTRATION; 8) DEVELOPMENT OF INTEGRATED FINANCIAL PUBLIC RELATIONS PROGRAMS FOR PUBLICLY TRADED COMPANIES; 9) FORMULATION OF INVESTOR RELATIONS PROGRAMS;
10) RETAINING OTHER OUTSIDE CONSULTANTS FOR SPECIALIZED PROJECTS RELATED TO DEVELOPMENT OF INVESTOR COMMUNICATIONS AND REPORTS; AND 11) DESIGNING AND IMPLEMENTING MULTI-PHASED MEDIA PROGRAMS TO INTRODUCE NEWLY LISTED ,PUBLIC COMPANIES TO THE BROKERAGE COMMUNITY IN THE U.S. AND TO FOREIGN INSTITUTIONAL INVESTOR GROUPS IN EUROPE.

     WHEREAS, AXONYX IS A PRIVATELY HELD CORPORATION AND IS DESIROUS OF RETAINING IML TO PERFORM CERTAIN SERVICES AS OUTLINED IN SECTION 2.3 OF THIS AGREEMENT; AND

     WHEREAS, IT IS THE DESIRE OF AXONYX TO DEVELOP A TOTAL FINANCIAL AND OPERATING PLAN FOR THE EXPRESS PURPOSE OF ASSISTING AXONYX TO MAKE THE TRANSITION FROM A PRIVATELY OWNED CORPORATION TO A PUBLICLY TRADED CORPORATION. THE PARTIES HEREBY AGREE THAT THIS CONTRACT MAY INCLUDE SERVICES TO BE RENDERED BY IML ON BEHALF OF AXONYX AND/OR A COMPANY THAT RESULTS FROM A CONSOLIDATION OF AXONYX AND A PUBLICLY TRADED COMPANY; AND

     WHEREAS, AXONYX IS THE OWNER OF CERTAIN RIGHTS AND HAS EXCLUSIVE LICENSES PERTAINING TO SEVERAL PHARMACEUTICAL COMPOUNDS (HEREINAFTER REFERRED TO AS THE "PRODUCTS"), IT IS THE INTENT OF AXONYX, ON A WORLDWIDE BASIS TO EITHER MANUFACTURE, MARKET AND SELL THESE PROPRIETARY PATENTED PRODUCTS TO BE USED IN THE MEDICAL AND HEALTHCARE INDUSTRY OR TO DEVELOP STRATEGIC ALLIANCES WITH LARGER PHARMACEUTICAL COMPANIES. THESE STRATEGIC ALLIANCES WILL BE IN THE FORM OF JOINT VENTURES OR SUBLICENSE AGREEMENTS TO TEST, OBTAIN REGULATORY APPROVAL AND COMMERCIALIZE THE PHARMACEUTICAL COMPOUNDS CONTROLLED BY AXONYX; AND

     NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATIONS, IT IS AGREED BETWEEN THE PARTIES AS
FOLLOWS:


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                                      ARTICLE 1

1.1   INDEPENDENT CONTRACTOR STATUS

      THE PARTIES TO THIS CONTRACT INTEND THAT THE RELATION BETWEEN THEM
CREATED BY THIS FINANCIAL CONSULTING AGREEMENT WILL RESULT IN IML BEING CONSIDERED AN INDEPENDENT CONTRACTOR. NO AGENT, EMPLOYEE OR SERVANT OF THE INDEPENDENT CONTRACTOR SHALL BE, OR SHALL BE DEEMED TO BE AN EMPLOYEE, AGENT: OR SERVANT OF AXONYX. AXONYX IS INTERESTED ONLY IN THE RESULTS OBTAINED UNDER THIS CONTRACT; THE MANNER AND MEANS OF ACCOMPLISHING THE AGREED UPON OBJECTIVE IS UNDER THE SOLE CONTROL OF THE INDEPENDENT CONTRACTOR, SUBJECT TO EXECUTION OF AN AGREEMENT WITH A PUBLICLY TRADED COMPANY THAT CONTAINS TERMS AND CONDITIONS ACCEPTABLE TO AXONYX. NONE OF THE BENEFITS PROVIDED BY AXONYX TO ITS EMPLOYEES, OFFICERS AND/OR DIRECTORS, WHICH MAY INCLUDE, BUT ARE NOT LIMITED TO, COMPENSATION, HEALTH INSURANCE, UNEMPLOYMENT INSURANCE OR VARIOUS STOCK OPTION PLANS WILL BE AVAILABLE TO THE CONTRACTOR, OR ITS EMPLOYEES. IML AS AN INDEPENDENT CONTRACTOR WILL BE SOLELY AND ENTIRELY RESPONSIBLE FOR ITS ACTS AND FOR THE ACTS OF ITS AGENTS, EMPLOYEES, AFFILIATES AND SUBCONTRACTORS DURING THE PERFORMANCE OF THIS CONTRACT. EACH PARTY AGREES TO INDEMNIFY THE OTHER AND HOLD THE OTHER HARMLESS, FOR ANY AND ALL ACTIONS, REGARDLESS OF THE NATURE, DESCRIPTION OR TYPE.

                                      ARTICLE 2

2.1   STATEMENT OF CONTRACT INTENT

      IML IS PRIMARILY ENGAGED AS A FINANCIAL CONSULTING AND CORPORATE DEVELOPMENT COMPANY ON AN INDEPENDENT CONTRACTOR BASIS AND DERIVES ITS REVENUES FROM CONSULTING FEES CHARGED CLIENT COMPANIES AND FROM CAPITAL APPRECIATION OF SECURITIES OBTAINED AS PART OF THE CONSULTING FEES FROM THE CLIENT COMPANIES THAT ENGAGE IML TO GUIDE THEM IN THEIR CORPORATE DEVELOPMENT, FINANCING ACTIVITIES, VARIOUS FINANCIAL SERVICES AND WITH THE SPECIFIC INTENT TO UNDERTAKE ALL REQUIREMENTS TO FACILITATE AXONYX TO BECOME A PUBLICLY TRADED COMPANY. THE OBJECTIVES WILL BE OUTLINED IN DETAIL IN OTHER ARTICLES OF THIS AGREEMENT.

2.2   DOCUMENTATION AVAILABLE TO IML AND OBJECTIVES TO BE ACCOMPLISHED

      AXONYX WILL MAKE AVAILABLE OR PROVIDE TO THE MANAGEMENT AND CONSULTANTS OF IML, SUBJECT TO CONFIDENTIALITY AGREEMENTS TO BE ENTERED INTO BETWEEN AXONYX AND IML AND ANY SUCH CONSULTANTS, THE FOLLOWING INFORMATION AND AGREES TO TAKE WHATEVER REASONABLE STEPS REQUIRED TO ACCOMPLISH THE FOLLOWING:

      A. PREPARATION OF AUDITED FINANCIAL STATEMENTS OF AXONYX FROM INCEPTION TO DECEMBER 31, 1997 AND UNAUDITED STATEMENTS ENDING SEPTEMBER 30, 1998. TO BE INCLUDED, IF REQUIRED, A CASH FLOW ANALYSIS AND A PROFIT AND LOSS PROJECTION FOR A PERIOD OF THREE YEARS. THESE AUDITED AND UNAUDITED FINANCIAL STATEMENTS WILL COMPLY WITH GENERALLY ACCEPTABLE ACCOUNTING PROCEDURES COMMONLY REFERRED TO AS THE GAAP METHOD OF ACCOUNTING REQUIRED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC").


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      B.    THE PREPARATION OF A COMPREHENSIVE BUSINESS, MARKETING AND
FINANCIAL PLAN PREPARED BY THE MANAGEMENT OR CONSULTANTS OF AXONYX.

      C. AXONYX AGREES TO INFORM IML OF ALL MATERIAL BUSINESS TRANSACTIONS AND DEVELOPMENTS, AND FURTHER AGREES TO MAKE AVAILABLE ALL INFORMATION AND DOCUMENTATION REQUESTED BY IML THAT IS IN AXONYX'S CONTROL AND IS NOT SUBJECT TO A CONFIDENTIALITY AGREEMENT WITH A THIRD PARTY.

      D. AXONYX AGREES TO FULLY AND ACCURATELY DISCLOSE ALL INFORMATION THAT IS NOT SUBJECT TO A CONFIDENTIALITY AGREEMENT WITH A THIRD PARTY TO IML RELATING TO AXONYX'S BACKGROUND, HISTORY, PRINCIPALS, INVESTORS, PRODUCTS, DEBTS AND ANY OTHER INFORMATION WHICH IML REASONABLY DEEMS NECESSARY TO PERFORM ITS OBLIGATIONS CONCERNING THIS CONTRACT.

      E. AXONYX REPRESENTS TO IML THAT A MAJORITY OF THE BOARD OF DIRECTORS OF AXONYX HAVE APPROVED THIS CONTRACT WITH IML AND HAVE EXECUTED A CORPORATE RESOLUTION REFLECTING THEIR APPROVAL AND THIS RESOLUTION HAS BEEN MADE A PART OF THE CORPORATE RECORDS AND FILED IN THE MINUTE BOOK OF THE CORPORATION.

2.3   DUTIES TO BE PERFORMED BY IML ON BEHALF OF AXONYX

      IML HEREBY AGREES TO ACCOMPLISH THE ITEMS LISTED BELOW ON BEHALF OF
AXONYX IN EXCHANGE FOR THE COMPENSATION DESCRIBED IN ARTICLE 4 OF THIS CONTRACT.

      A. PREPARATION OF THE CORPORATE STOCK STRUCTURE AND ACTING AS THE CONSULTANT TO ASSIST IN THE DETERMINATION OF THE ISSUING PRICE FOR ANY FUTURE PRIVATE OFFERINGS, SECONDARY OFFERINGS OR AN INITIAL PUBLIC OFFERING ("IPO").

      B. EVALUATE SEVERAL U.S. PUBLIC CORPORATIONS TO SEEK A VIABLE CANDIDATE AS A PUBLICLY TRADED HOLDING COMPANY (HEREINAFTER THE "PUBLIC COMPANY") TO ACQUIRE 100% OF THE SHARES OF AXONYX AS A WHOLLY OWNED SUBSIDIARY CORPORATION OR ACQUIRE ALL OF THE SHARES AS PART OF A STATUTORY MERGER. IDENTIFY AND EVALUATE POTENTIAL UNDERWRITERS FOR AN IPO AND ASSIST IN NEGOTIATION OF AN UNDERWRITING AGREEMENT.

      C. ASSIST IN LOCATING A SECURITIES ATTORNEY TO COMPLETE THE PROPOSED TRANSACTION, SUBJECT TO REVIEW AND APPROVED BY THE BOARD OF DIRECTORS OF AXONYX.

      D. PREPARE FOR THE CALL OF A SPECIAL STOCKHOLDERS MEETING OF THE PUBLIC COMPANY.

      E. INCREASE THE CAPITALIZATION OF THE PUBLIC COMPANY IF NECESSARY OR RESTRUCTURE THE PUBLIC COMPANY TO MAKE IT CONDUCIVE FOR A MERGER WITH AXONYX.

      F. PREPARE DOCUMENTS TO CHANGE THE NAME OF THE POST MERGER OR POST ACQUISITION CONSOLIDATED COMPANY (HEREINAFTER THE "CONSOLIDATED COMPANY") TO AXONYX INC.


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      G.    ASSIST IN SECURING CERTIFIED CONSOLIDATED FINANCIAL STATEMENTS FOR
THE PUBLIC COMPANY AND AXONYX.

      H. PREPARE THE NECESSARY AMENDMENTS AND ASSIST THE FILING IN THE STATE OF DOMICILE FOR THE CONSOLIDATED COMPANY.

      I. ASSIST THE ATTORNEYS FOR THE CONSOLIDATED COMPANY IN PREPARING AND FILING ALL NECESSARY CURRENT STATE AND FEDERAL SECURITIES FILINGS, INCLUDING THE PREPARATION OF A FORM 10 REGISTRATION STATEMENT IN THE EVENT THE CANDIDATE COMPANY IS NON-REPORTING AND 10Q AND 10K) AFTER THE CONSOLIDATION OR ACQUISITION HAS TAKEN PLACE, IF THE PUBLIC COMPANY IS A REPORTING COMPANY.

      J. SUPERVISE THE PREPARATION OF THE ACQUISITION AGREEMENT, SUPPORT DOCUMENTS, EXHIBITS AND ALL ANCILLARY LEGAL DOCUMENTS BETWEEN AXONYX AND THE PUBLIC COMPANY.

      K. SUPERVISE THE PREPARATION AND MAILING OF THE LETTER TO AXONYX SHAREHOLDERS, NOTICE OF SPECIAL MEETING AND THE PROXY STATEMENT, IF REQUIRED.

      L. ASSIST IN ORDERING NEW UP-DATED STOCK CERTIFICATES FOR THE CONSOLIDATED COMPANY.

      M. ASSIST IN SELECTING A STOCK REGISTRAR AND TRANSFER AGENT FOR THE CONSOLIDATED COMPANY.

      N.    ASSIST IN FILING FOR A NEW CUSIP NUMBER FOR THE CONSOLIDATED
COMPANY.

      O. PREPARE FILING WITH MOODY'S FINANCIAL SERVICES OR STANDARD & POOR'S FINANCIAL SERVICE.

      P.    ASSIST IN ESTABLISHMENT OF RESIDENT AGENT, STATE OF DOMICILE.

      Q. PREPARE OR AMEND FOR FILING A 15c2-11 DISCLOSURE DOCUMENT WITH THE NASD AND MARKET MAKERS.

      R. PREPARE FOR FILING A DUE DILIGENCE PACKAGE WITH A MINIMUM OF AT LEAST THREE (.3) MARKET MAKERS TO INITIATE TRADING OF THE SHARES OF THE CONSOLIDATED COMPANY.

      S. PREPARE A CERTIFICATE OF MERGER FOR THE CONSOLIDATED COMPANY AND ASSIST IN FILING IN THE STATE OF DOMICILE, IF NECESSARY.

      T. ASSIST IN THE ESTABLISHMENT OF THE INITIAL MARKET AND SHAREHOLDER RELATIONSHIPS FOR THE CONSOLIDATED COMPANY.


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      U.    MAINTAIN INITIAL FINANCIAL AND PUBLIC RELATIONS ON BEHALF OF THE
CONSOLIDATED COMPANY EFFECTIVE THE DAY THAT THE CONSOLIDATED COMPANY BEGINS TO TRADE PUBLICLY OR DESIGNATE A FIRM TO PERFORM THESE SERVICES IN THE U.S.

      V. ACT AS GENERAL FINANCIAL ADVISOR WITH REGARD TO SUCH MATTERS AS A LIAISON TO THE INVESTMENT AND BROKERAGE COMMUNITY, BUSINESS DEVELOPMENT, CONSULTATION AND AS AN ADVISOR FOR ALL NEGOTIATIONS WITH POTENTIAL UNDERWRITING FIRMS OR FIRMS SPECIALIZING IN RAISING PRIVATE EQUITY AND/OR VENTURE FUNDS.

      W. AT AXONYX'S OPTION, CONTINUING FINANCIAL PUBLIC RELATIONS SERVICES AND GENERAL FINANCIAL CONSULTING SUBSEQUENT TO AXONYX BECOMING A PUBLIC CORPORATION OR COMPLETING AN INITIAL PUBLIC OFFERING.

      X. Assist the corporate securities attorney in preparation of any required registration statements to be filed with the SEC.

            Y. TO ACT As AN INDEPENDENT FINANCIAL CONSULTANT THROUGH ITS AGENTS, SERVANTS AND EMPLOYEES, TO PERFORM SUCH SERVICES FOR AXONYX THAT ARE CONSISTENT WITH THE INTENT OF THIS AGREEMENT AND AS SUCH ARE GENERALLY CUSTOMARY TO THE SERVICES PERFORMED BY A FINANCIAL CONSULTANT.

                                 ARTICLE 3

3.1   TERM OF CONTRACT

      AXONYX HEREBY CONTRACTS WITH IML COMMENCING THE 10TH DAY OF NOVEMBER, 1998, AND CONTINUING FOR A PERIOD OF ONE (1) YEAR OR UNTIL IML HAS PERFORMED THE ABOVE MENTIONED SERVICES, WHICHEVER EVENT SHALL COME FIRST.

                                 ARTICLE 4

4.1   COMPENSATION TO IML

      IN CONSIDERATION OF THE FINANCIAL CONSULTING SERVICES ENUMERATED ABOVE, TO BE PROVIDED TO AXONYX BY IML, AS SET FORTH IN ARTICLE 2, AXONYX AGREES TO PROVIDE COMPENSATION TO IML AS OUTLINED BELOW.

      A. IML, FOR SERVICES UNDER THIS AGREEMENT, SUBJECT TO AXONYX MERGING WITH A PUBLIC COMPANY DURING THE TERM OF THIS AGREEMENT, OR CONSUMMATING AN IPO, WILL BE GRANTED A TWO YEAR STOCK OPTION (THE "STOCK OPTION") TO PURCHASE FIFTEEN THOUSAND (15,000) SHARES OF COMMON STOCK OF AXONYX (THE "OPTION SHARES"), EXERCISABLE AT: $2.50 PER SHARE. THE DATE OF THE GRANT OF THE STOCK OPTION SHALL BE CONCURRENT WITH AXONYX CONSOLIDATING WITH A PUBLIC COMPANY, THE ACQUISITION OF AXONYX BY A PUBLIC COMPANY, OR AXONYX'S IPO WHICHEVER OCCURS FIRST. IML MAY DISBURSE SOME OR ALL OF THE STOCK OPTION OR THE OPTION SHARES TO OTHER THIRD PARTIES, PURSUANT TO COMPLIANCE WITH APPLICABLE SECURITIES EXEMPTIONS. THESES SHARES WILL

HAVE PIGGYBACK REGISTRATION RIGHTS, IN THE EVENT AXONYX FILES A SUBSEQUENT REGISTRATION STATEMENT WITH THE SEC.

      IT IS AGREED BY THE PARTIES THAT WHEN THE OPTION SHARES ARE AVAILABLE FOR DELIVERY, THE CERTIFICATES WILL BE DELIVERED TO INTERTREND MANAGEMENT:, LTD., FREYBERGSTRAS 6, 833346 BERGEN CHIEMGAU, GERMANY OR SUCH OTHER ADDRESSES TO BE PROVIDED IN THE FUTURE.

      AT SUCH POINT IN TIME AS THE CONSOLIDATED COMPANY OR AXONYX AND THE BOARD OF DIRECTORS OF CONSOLIDATED COMPANY OR AXONYX, AT ITS OPTION, AT SOME FUTURE DATE, DECIDE TO PREPARE A REGISTRATION STATEMENT FOR FILING WITH THE SEC, IT WILL NOTIFY IML OF ITS INTENT, BY REGISTERED MAI1, A MINIMUM OF FORTY FIVE (45) DAYS IN ADVANCE OF THE ANTICIPATED FILING DATE OF THE REGISTRATION STATEMENT TO DETERMINE IF IML WOULD LIKE TO INCLUDE A PORTION OR ALL OF ITS OPTION SHARES IN THE REGISTRATION STATEMENT. IML MUST RESPOND IN WRITING, BY CERTIFIED MAIL, WITHIN FIFTEEN (15) DAYS, WITH REGARD TO WHETHER IML DESIRES TO HAVE A PORTION OR ALL OF THEIR OPTION SHARES INCLUDED IN THE PROPOSED REGISTRATION STATEMENT. IN EFFECT, AXONYX IS GRANTING "PIGGY BACK REGISTRATION RIGHTS" TO IML, AT NO EXPENSE TO IML. NOTHING IN THIS AGREEMENT SHOULD BE CONSTRUED TO SUGGEST THAT AXONYX OR THE CONSOLIDATED COMPANY IS REQUIRED TO FILE A REGISTRATION STATEMENT.

      B. AS FURTHER CONSIDERATION FOR CONSULTING SERVICES RENDERED TO AXONYX BY IML, IML WILL RECEIVE A TOTAL DEPOSIT IN THE AMOUNT OF FIFTY THOUSAND ($50,000) DOLLARS AT THE TIME THIS AGREEMENT IS EXECUTED. IT IS UNDERSTOOD THAT IN THE EVENT A MERGER OR IPO IS NOT CONSUMMATED DURING THE TERM OF THIS AGREEMENT, IML WILL RETURN FORTY THOUSAND DOLLARS ($40,000) TO AXONYX.

      C. FUTURE ADDITIONAL FINANCIAL CONSULTING AND FINANCIAL PUBLIC RELATIONS WORK TO BE PROVIDED BY IML OR THEIR AGENTS WILL BE AT THE OPTION OF AXONYX.

      D. DIRECT EXPENSES RELATING TO AXONYX BEING ACQUIRED BY A PUBLIC COMPANY WILL BE AT THE EXPENSE OF AXONYX. THE DIRECT EXPENSES WILL INCLUDE, BUT ARE NOT LIMITED TO, ALL STATE AND FEDERAL SECURITIES FILINGS, LEGAL EXPENSES OF THE PUBLIC COMPANY RELATED TO THE ACQUISITION OF OR MERGER WITH AXONYX (NOT TO EXCEED $1000.00), ACCOUNTING AND AUDITING COSTS, VARIOUS FEES AND ADMINISTRATIVE COSTS RELATED TO BEING A PUBLIC CORPORATION POST MERGER OR ACQUISITION AND THE COST RELATED TO PROVIDING INFORMATION TO THE BROKERAGE COMMUNITY AND THE PUBLIC SHAREHOLDERS OF THE ACQUIRING COMPANY. AT SUCH TIME AS A PROPOSED MERGER OR ACQUISITION HAS BEEN COMPLETED, ALL POST MERGER COSTS OF THE TYPE AND KIND DESCRIBED ABOVE WILL BE THE SOLE RESPONSIBILITY OF AXONYX.

      E.    IF IML OR ANY OF ITS AFFILIATES PARTICIPATE IN ANY CAPITAL
FORMATION, IT IS UNDERSTOOD THAT ANY EQUITY OR SHARES SOLD BY IML     OR ITS
AFFILIATES WILL BE SOLD SUBJECT TO A SELLING COMMISSION TO BE NEGOTIATED. THE PRICE OF ANY SHARES OR EQUITY SOLD BY IML IN AXONYX WILL BE APPROVED IN WRITING BY AN AUTHORIZED OFFICER OF AXONYX. THE PRICE OF THE SHARES WILL BE ESTABLISHED BY MUTUAL AGREEMENT BETWEEN THE REPRESENTATIVES AXONYX AND IML.

      F. EXPENSES DIRECTLY INCURRED IN REGARD TO PERFORMING THE DUTIES OUTLINED AND RELATED TO ITEMS A THROUGH Y, ARTICLE 2 OF THIS AGREEMENT, WILL BE THE SOLE RESPONSIBILITY OF IML, UNLESS APPROVED IN ADVANCE BY AXONYX.

      G. IML RESERVES THE RIGHT TO ACQUIRE STOCK OPTIONS FROM SHAREHOLDERS OF THE PUBLIC COMPANY AND/OR FROM SHAREHOLDERS OF AXONYX, PRIOR TO AN ACQUISITION BY OR CONSOLIDATION WITH A PUBLIC COMPANY.

                                 ARTICLE 5

5.1   AXONYX AND IML COOPERATION, IML USE OF AXONYX PERSONNEL

      FOR THE SOLE PURPOSE OF ACCOMPLISHING A MERGER, ACQUISITION OR IPO ON BEHALF OF AXONYX, AXONYX AGREES TO ACTIVELY ASSIST IML UTILIZING AXONYX PERSONNEL AND CONSULTANTS, IF NECESSARY TO ACCOMPLISH THE PROPOSED MERGER OR ACQUISITION OF AXONYX OR AN IPO. ANY AND ALL COSTS INCURRED BY AXONYX OR THE CONSOLIDATED COMPANY NOT SPECIFICALLY IDENTIFIED OR PROVIDED FOR IN THIS AGREEMENT, THAT ARE REQUIRED TO ACCOMPLISH THE OBJECTIVE OF AXONYX OF BECOMING A PUBLICLY TRADED CORPORATION OR DOING AN IPO SHALL BE ASSUMED BY AXONYX. THIS MAY INCLUDE OUCH TASKS AS WORD PROCESSING, TYPING, PRINTING, BINDING, ACCOUNTING AND LEGAL FEES, TRAVEL AND COSTS INCIDENTAL TO AXONYX'S SHAREHOLDER COMMUNICATIONS AND PROXY STATEMENT AND THE COST OF AN INDEPENDENT AUDIT.

                                 ARTICLE 6

6.1   OWNERSHIP PERCENTAGE OF CONSOLIDATED COMPANY

      IN THE EVENT A MERGER OR ACQUISITION IS ACCOMPLISHED BETWEEN AXONYX AND A PUBLIC COMPANY, IT IS THE INTENT OF BOTH PARTIES THAT SHAREHOLDERS OF AXONYX SHALL OWN NOT LESS THAN NINETY (90%) PERCENT OF THE CONSOLIDATED COMPANY.

                                 ARTICLE 7

INVALIDATION OF AGREEMENT

      IF ANY PORTION OF THIS AGREEMENT IS DETERMINED TO BE VOID AS AGAINST THE LAW OR PUBLIC POLICY, SUCH PROVISION SHALL NOT RENDER THE ENTIRE AGREEMENT VOID, BUT ONLY THE INVALID PORTION SHALL BE SO CONSTRUED, AND THOSE PROVISIONS OF THIS AGREEMENT WHICH ARE VALID AND MAY BE CARRIED OUT WITHOUT DISTORTING THE INTENT OF THE PARTIES, AS EVIDENCED BY THIS AGREEMENT, SHALL BE ENTERED INTO AND CARRIED OUT.

7.2   INJUNCTIVE RELIEF

      THE PARTIES AGREE THAT IN THE EVENT ANY PARTY TO THIS AGREEMENT SHALL FAIL OR REFUSE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT, THE OTHER PARTY HERETO SHALL BE ENTITLED TO

INJUNCTIVE RELIEF ENJOINING AND RESTRAINING THE VIOLATIONS OF ANY OF THE PROVISIONS OF THIS AGREEMENT AND COMPELLING SPECIFIC PERFORMANCE OF THIS AGREEMENT AS HEREIN SET FORTH.

7.3   WAIVERS

      THE WAIVER OF EITHER PARTY OF A BREACH OR VIOLATION OF, OR FAILURE TO COMPLY WITH, ANY TERM CONDITION OR PROVISION OF THIS AGREEMENT BY THE OTHER PARTY SHALL NOT EFFECT THIS AGREEMENT AND SHALL NOT OPERATE OR BE CONSTRUED AS A WAIVER OF ANY SUBSEQUENT BREACH, VIOLATION OR FAILURE, AND SHALL NOT EFFECT ANY OF THE RIGHTS OR REMEDIES OF THE PARTIES HERETO. NO DEPARTURE FROM THIS AGREEMENT WILL CONSTITUTE A WAIVER OR MODIFICATION OF ANY OF THE PROVISIONS OR CONDITIONS, OR OF THE RIGHTS, OR REMEDIES OF EITHER OF THE PARTIES HERETO.

7.4   JURISDICTION OF AGREEMENT

      THIS AGREEMENT IS MADE WITH REFERENCE TO THE LAWS OF THE STATE OF NEW
YORK.

7.5   SUCCESSORS IN INTEREST

      IT IS EXPRESSLY UNDERSTOOD THAT THIS AGREEMENT SHALL BIND ANY SUCCESSORS, ASSIGNS, SUBSIDIARIES OR EXTENSIONS TO THE PARTIES HERETO.

7.6   RELATIONSHIP OF THE PARTIES

      IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT AXONYX AND IML ARE COMPLETELY SEPARATE ENTITIES AND ARE NOT PARTNERS, JOINT VENTURES, NOR AGENTS FOR EACH OTHER IN ANY SENSE WHATSOEVER AND NEITHER PARTY HAS THE POWER OR THE -RIGHT TO OBLIGATE OR BIND THE OTHER. IT IS ALSO EXPRESSLY UNDERSTOOD THAT IML HAS NOT REPRESENTED ITSELF AS A BROKER DEALER AS DEFINED BY THE SECURITIES LAWS OF THE UNITED STATES.

7.7   NATURE OF THE AGREEMENT

      THIS AGREEMENT IS COMPLETE AND CONSTITUTES THE ENTIRE AND ONLY CONTRACT BETWEEN ALL PARTIES HERETO AND IT IS MUTUALLY AGREED AND UNDERSTOOD THAT NO OTHER AGREEMENTS, STATEMENTS, INDUCEMENTS OR REPRESENTATIONS, WRITTEN OR VERBAL HAVE BEEN MADE OR RELIED UPON BY EITHER PARTY. ANY MODIFICATIONS HERETO OR AMENDMENTS HERETO SHALL BE BINDING WHEN PRESENTED IN WRITING AND SIGNED BY BOTH PARTIES.

7.8   EXECUTION IN COUNTERPART

      THIS AGREEMENT MAY BE SIGNED IN COUNTERPART.

THIS AGREEMENT MADE AND ENTERED INTO AS OF DECEMBER 10, 1998.



INTERTREND MANAGEMENT LTD.              AXONYX INC.



BY:   /s/ HORST KONIG                   BY:  /s/ MARVIN S. HAUSMAN, M.D.
   ------------------------                -----------------------------------
HORST KONIG, PRESIDENT                  MARVIN S. HAUSMAN, M.D. PRESIDENT & CEO